INCENTIVE PLANS	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
INCENTIVE PLANS	INCENTIVE PLANS

Discretionary Annual Incentive Awards
Citigroup grants immediate cash bonus payments and various forms of immediate and deferred awards as part of its discretionary annual incentive award program involving a large segment of Citigroup’s employees worldwide.
Discretionary annual incentive awards are generally awarded in the first quarter of the year based on the previous year’s performance. Awards valued at less than U.S. $100,000 (or the local currency equivalent) are generally paid entirely in the form of an immediate cash bonus. Pursuant to Citigroup policy and/or regulatory requirements, certain employees are subject to mandatory deferrals of incentive pay and generally receive 25%–60% of their awards in the form of deferred stock and deferred cash stock units. Discretionary annual incentive awards to many employees in the EU are subject to deferral requirements regardless of the total award value, with at least 50% of the immediate incentive delivered in the form of a stock payment award subject to a restriction on sale or transfer (generally, for 12 months).
Subject to certain exceptions (principally, for retirement-eligible employees), continuous employment within Citigroup is required to vest in deferred annual incentive awards. Post employment vesting by retirement-eligible employees and participants who meet other conditions is generally conditioned upon their refraining from competition with Citigroup during the remaining vesting period, unless the employment relationship has been terminated by Citigroup under certain conditions.
Generally, the deferred awards vest in equal annual installments over three- or four-year periods. Vested CAP awards are delivered in shares of common stock. Deferred cash awards are payable in cash and, except as prohibited by applicable regulatory guidance, earn a fixed notional rate of interest that is paid only if and when the underlying principal award amount vests. Deferred cash stock unit awards are payable in cash at the vesting value of the underlying stock. Generally, in the EU, vested CAP shares are subject to a restriction on sale or transfer after vesting, and vested deferred cash awards and deferred cash stock units are subject to hold back (generally, for 6 or 12 months based on the award type).
Unvested CAP, deferred cash stock units and deferred cash awards may be subject to performance conditions and are subject to one or more cancellation and clawback provisions that apply in certain circumstances, including gross misconduct.
Outstanding (Unvested) Stock Awards
A summary of the status of unvested stock awards granted as discretionary annual incentive or sign-on and replacement awards is presented below:

Unvested stock awards	Shares	Weighted- average grant date fair value per share
Unvested at December 31, 2020	28,226,292	$69.25
Granted(1)	17,535,978	62.10
Canceled	(1,453,029)	67.01
Vested(2)	(12,664,557)	67.17
Unvested at December 31, 2021	31,644,684	$66.22

(1)The weighted-average fair value of the shares granted during 2020 and 2019 was $76.68 and $61.78, respectively.
(2)The weighted-average fair value of the shares vesting during 2021 was approximately $64.23 per share on the vesting date, compared to $67.17 on the grant date.

Total unrecognized compensation cost related to unvested stock awards was $654 million at December 31, 2021. The cost is expected to be recognized over a weighted-average period of 1.6 years.
Performance Share Units
Executive officers were awarded performance share units (PSUs) every February from 2018 to 2021, for performance in the year prior to the award date based on two performance metrics. For PSUs awarded in 2018, 2019 and 2020, those metrics were return on tangible common equity and earnings per share. For PSUs awards in 2021, the metrics were return on tangible common equity and tangible book value per share. In each year, the metrics were equally weighted.
For all award years, if the total shareholder return is negative over the three-year performance period, executives may earn no more than 100% of the target PSUs, regardless of the extent to which Citigroup outperforms against performance goals and/or peer firms. The number of PSUs ultimately earned could vary from zero, if performance goals are not met, to as much as 150% of target, if performance goals are meaningfully exceeded.
For all award years, the value of each PSU is equal to the value of one share of Citi common stock. Dividend equivalents are accrued and paid on the number of earned PSUs after the end of the performance period.
PSUs are subject to variable accounting, pursuant to which the associated value of the award will fluctuate with changes in Citigroup’s stock price and the attainment of the specified performance goals for each award, until the award is settled solely in cash after the end of the performance period. The value of the award, subject to the performance goals and taking into account any mandatory equitable adjustments as per the terms of the award agreement, is estimated using a simulation model that incorporates multiple valuation assumptions, including the probability of achieving the specified performance goals of each award. The risk-free rate used in the model is based on the applicable U.S. Treasury yield curve. Other significant assumptions for the awards are as follows:

Valuation assumptions	2021	2020	2019
Expected volatility	40.88%	22.26%	25.33%
Expected dividend yield	4.21	2.82	2.67

A summary of the performance share unit activity for 2021 is presented below:

Performance share units	Units	Weighted- average grant date fair value per unit
Outstanding, beginning of year	1,333,803	$79.39
Granted(1)	418,098	78.55
Canceled	(344,131)	83.24
Payments	(133,497)	83.24
Outstanding, end of year	1,274,273	$77.67

(1)     The weighted-average grant date fair value per unit awarded in 2020 and 2019 was $83.45 and $72.83, respectively.

Transformation Program
In order to provide an incentive for select employees to effectively execute Citi’s transformation program, in August 2021 the Personnel and Compensation (P&C) Committee of Citigroup’s Board of Directors approved a program for them to earn additional compensation based on the achievement of Citi’s transformation goals from August 2021 through December 2024 and satisfaction of other conditions. Eligible employees were notified of their award under the program in November 2021. Performance under the program is divided into three consecutive periods, ending on December 31, 2022, 2023 and 2024. The awards will be subject to variable accounting, pursuant to which the associated value of the award will fluctuate with the attainment of the performance conditions for each tranche and changes to Citigroup’s stock price. The amortization commenced after the service inception date of November 2021. Payment for each period will be in cash, in a lump sum, with the third payment indexed to changes in the value of Citi’s common stock from the service inception date through the payment date. Earnings generally will be based on collective performance with respect to Citi’s transformation goals and will be evaluated and approved by the Committee on an annual basis.
Payments in the event of any category of employment termination or change in job title or employment status are subject to Citi’s discretion. Cancellation and clawback is provided for in the event of misconduct and certain other circumstances. The program applies to senior leaders critical to helping deliver a successful transformation with the value varying based on individual compensation levels.

Stock Option Programs
All outstanding stock options are fully vested, with the related expense recognized as a charge to income in prior periods. The following table presents information with respect to stock option activity under Citigroup’s stock option programs:

	2021			2020			2019
	Options	Weighted- average exercise price	Intrinsic value per share	Options	Weighted- average exercise price	Intrinsic value per share	Options	Weighted- average exercise price	Intrinsic value per share
Outstanding, beginning of year	166,650	$47.42	$14.24	166,650	$47.42	$32.47	762,225	$101.84	$—
Canceled	—	—	—	—	—	—	(11,365)	40.80	—
Expired	—	—	—	—	—	—	(449,916)	142.30	—
Exercised	(166,650)	52.50	20.49	—	—	—	(134,294)	39.00	23.50
Outstanding, end of year	—	$—	$—	166,650	$47.42	$14.24	166,650	$47.42	$32.47
Exercisable, end of year	—			166,650			166,650

As of December 31, 2021, Citigroup no longer has any stock options outstanding.

Other Variable Incentive Compensation
Citigroup has various incentive plans globally that are used to motivate and reward performance primarily in the areas of sales, operational excellence and customer satisfaction. Participation in these plans is generally limited to employees who are not eligible for discretionary annual incentive awards. Other forms of variable compensation include monthly commissions paid to financial advisors and mortgage loan officers.

Summary
Except for awards subject to variable accounting, the total expense recognized for stock awards represents the grant date fair value of such awards, which is generally recognized as a charge to income ratably over the vesting period, other than for awards to retirement-eligible employees and immediately vested awards. Whenever awards are made or are expected to be made to retirement-eligible employees, the charge to income is accelerated based on when the applicable conditions to retirement eligibility were or will be met. If the employee is retirement eligible on the grant date, or the award is vested at the grant date, Citi recognizes the expense each year equal to the grant date fair value of the awards that it estimates will be granted in the following year.
Recipients of Citigroup stock awards generally do not have any stockholder rights until shares are delivered upon vesting or exercise, or after the expiration of applicable required holding periods. Recipients of deferred stock awards and deferred cash stock unit awards, however, may, except as prohibited by applicable regulatory guidance, be entitled to receive or accrue dividends or dividend-equivalent payments during the vesting period. Recipients of stock payment awards generally are entitled to vote the shares in their award during the sale-restriction period. Once a stock award vests, the shares delivered to the participant are freely transferable, unless they are subject to a restriction on sale or transfer for a specified period.
All equity awards granted since April 19, 2005 have been made pursuant to stockholder-approved stock incentive plans that are administered by the P&C Committee, which is composed entirely of independent non-employee directors.
At December 31, 2021, approximately 39.0 million shares of Citigroup common stock were authorized and available for grant under Citigroup’s 2019 Stock Incentive Plan, the only plan from which equity awards are currently granted.
The 2019 Stock Incentive Plan and predecessor plans permit the use of treasury stock or newly issued shares in connection with awards granted under the plans. Treasury shares were used to settle vestings from 2018 to 2021, and for the first quarter of 2022, except where local laws favor newly issued shares. The use of treasury stock or newly issued shares to settle stock awards does not affect the compensation expense recorded in the Consolidated Statement of Income for equity awards.

Incentive Compensation Cost
The following table shows components of compensation expense, relating to certain of the incentive compensation programs described above:

In millions of dollars	2021	2020	2019
Charges for estimated awards to retirement-eligible colleagues	$807	$748	$683
Amortization of deferred cash awards, deferred cash stock units and performance stock units	384	201	355
Immediately vested stock award expense(1)	99	95	82
Amortization of restricted and deferred stock awards(2)	395	420	404
Other variable incentive compensation	435	627	666
Total	$2,120	$2,091	$2,190

(1)    Represents expense for immediately vested stock awards that generally were stock payments in lieu of cash compensation. The expense is generally accrued as cash incentive compensation in the year prior to grant.
(2)    All periods include amortization expense for all unvested awards to non-retirement-eligible colleagues.